UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2022

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Company’s Certifying Accountant.

On August 15, 2022 (the “Effective Time”), the Audit Committee (the “Committee”) of the Board of Directors of Nicholas Financial, Inc. (the “Company”) approved the engagement of FORVIS, LLP (“FORVIS”) as the Company’s new independent registered public accounting firm for the fiscal year ending March 31, 2023, and dismissed RSM US LLP ("RSM") as the Company’s independent registered public accounting firm, in each case effective immediately.

The audit reports of RSM on the Company’s consolidated financial statements as of March 31, 2022 and 2021 and for the fiscal years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended March 31, 2022 and 2021, and in the subsequent interim period preceding the Effective Time, there were no disagreements with RSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company’s financial statements for such fiscal years.

During the Company’s fiscal years ended March 31, 2022 and 2021, and in the subsequent interim period preceding the Effective Time, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as previously disclosed in the Company’s Form 10-K for the fiscal year ended March 31, 2020, in which management identified two material weaknesses in internal control over financial reporting relating to the Company’s Sarbanes-Oxley compliance program and design controls. As disclosed in the Company’s Form 10-K for the fiscal year ended March 31, 2021, both weaknesses had been remediated as of March 31, 2021.

The Company has provided a copy of the foregoing disclosures to RSM and requested that RSM furnish it with a letter addressed to the Securities and Exchange Commission stating whether RSM agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of RSM’s letter, dated August 17, 2022, is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s fiscal years ended March 31, 2022 and 2021, and in the subsequent interim period preceding the Effective Time, neither the Company nor anyone acting on its behalf consulted with FORVIS with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that FORVIS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit #	Description
16.1	Letter from RSM US LLP to the Securities and Exchange Commission dated August 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: August 17, 2022	/s/ Irina Nashtatik
Irina Nashtatik
Chief Financial Officer (Principal Financial Officer)